Employee benefit plan	12 Months Ended
Dec. 31, 2012
Employee benefit plan
16.	Employee benefit plan

The Company sponsors a 401(k) profit sharing plan (the “Plan”) in which substantially all of its employees are eligible to participate. Under the terms of the Plan, the Company is required to make annual contributions to the Plan equal to 100% of the contributions made by its employees, up to annual limits. The total expense, from continuing operations, recognized with respect to the Plan and included in Employee compensation and benefits on the Consolidated Statements of Operations, was as follows (in thousands):

For the year ended December 31, 2012	$6,074
For the year ended December 31, 2011	5,648
For the year ended December 31, 2010	4,943